Cash Flows Statement Data - Other Noncash Items Included in Reconciliation of Net Income to Net Cash Flows from Operating Activities (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		11 Months Ended	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2011 Successor	Dec. 31, 2012 Successor	Dec. 31, 2010 Predecessor
Accrued transfer taxes				$ 37
Amortization of fair value inventory step-up				152
Other net adjustments			(7)	12	5
Total	$ 10	$ 2	$ (7)	$ 201	$ 5